Exhibit 10.1.51

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Product Development and Manufacturing Agreement

ThinKom 30” VICTS “2Ku” Earth Station Aboard Aircraft (ESAA)

EXHIBIT A- 2, Revision 1

This Exhibit A-2, dated as of September 12, 2013 (the “Effective Date”) and revised as of June 10, 2014 is entered into pursuant to the terms and conditions of the Product Development and Manufacturing Agreement (“Agreement”), dated as of November 14, 2012, as amended, by and between Gogo LLC (“Gogo”), and ThinKom Solutions, Inc. (“ThinKom”), and is subject to and incorporates by reference the provisions of the Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Described within this Exhibit A-2, as revised are the Products and Deliverables to be developed and provided by ThinKom to Gogo, and related terms and conditions. To the extent there is any contradiction, inconsistency or ambiguity between the terms of this Exhibit A-2 and the Agreement, this Exhibit A-2 will govern. The Deliverables and Products defined and set forth in this Exhibit A-2 are in addition to the Deliverables and Products described in Exhibit A, Revision 1. The Parties acknowledge that the technology and know-how obtained in development of products under Exhibit A may be used in part in the Development of the Deliverables and Products hereunder.

This Exhibit A-2 covers the Product Specification set forth in Schedule 1, attached hereto – Specifications, detailing the capabilities and scope, and Deliverables under this Exhibit A-2 generally are described as:

1.	K4 System Line Replaceable Units (LRUs) developed and produced under the terms of Exhibit A, as amended

[***]

2.	LRUs developed and produced under the terms of this Exhibit A-2

[***]

1.	Product. For the purposes of this Exhibit A-2, the Product is ThinKom’s K4 plus Tx Antenna shipset, to be commercially designated “2Ku”, comprised of:

a.	[***]

All the Product components under this Exhibit A-2 are described as the Shipset (the “Shipset”); Each Shipset includes Deliverables set forth above with the specifications set forth on Schedule 1 (the “Specifications”).

2.	Statement of Work Responsibilities for the development component of this Agreement shall be allocated as set forth below:

a.	Phase 1 – Product Design

i.	ThinKom Responsibilities

1.	Design Shipset (the “Shipset” or “Shipsets”) that complies with the requirements set out in Schedule 1 in their entirety.

2.	Provide finalized volume envelope requirements to Gogo of detail sufficient to allow final radome design.

3.	Provide antenna performance models to Gogo as required for Gogo’s network performance analyses.

4.	Incorporate optimizations based on Gogo’s feedback, as required.

5.	Provide status updates as requested, and inform Gogo of any risks to the agreed upon schedule at the earliest possible date.

6.	Execute a preliminary design (PDR) review when appropriate design gates are reached.

7.	Execute a critical design review (CDR) when appropriate design gates are reached.

ii.	Gogo Responsibilities

1.	Provide clarification of performance requirements as needed.

2.	Provide final design authorization subsequent to PDR and CDR as a trigger for moving to prototype phase.

3.	Provide, in a prompt and timely manner, all specifications, definitions, and clarifications of any system and/or platform interfaces, designs, and configurations required by ThinKom to design the Product in accordance with the requirements of this Agreement.

b.	Phase 2 – Prototype, Production and Test

i.	ThinKom Responsibilities

1.	Manufacture and deliver five (5) Black Label Product units of the design approved by Gogo no later than [***] (“Product Acceptance”).

2.	Provide status updates as requested, and inform Gogo of any risks to the agreed upon schedule at the earliest possible date.

3.	Provide performance measurements of units to Gogo.

4.	Demonstrate performance of physical prototypes to Gogo at Gogo’s request.

5.	Complete DO-160 certification at ThinKom’s expense, of all LRUs prior to Product Acceptance by Gogo.

6.	Demonstrate compliance with all applicable FCC and international (ETSI/ITU) standards prior to Product Acceptance.

7.	ThinKom to Demonstrate ESAA Compliance with respect to the applicable standards using block-upconverter and radome LRUs as supplied by Gogo.

8.	ThinKom to provide detailed plan describing how Tx aperture pointing will be maintained to the required accuracy at PDR, and demonstrate to Gogo prior to Product Acceptance.

Confidential and Proprietary	Gogo LLC

ii.	Gogo Responsibilities

1.	Gogo may, at its discretion, request testing of some or all components of the Product in Gogo’s laboratory facilities during the initial product delivery phase.

2.	Provide final design authorization subsequent to CDR as a trigger for moving to production phase.

3.	STC for the entire system, of which the Product is a component.

4.	Good Faith efforts to obtain PMA and ESAA approval for the Product in a timely manner, as set forth herein.

5.	Provide, in a prompt and timely manner, all specifications, definitions, and clarifications of any system and/or platform interfaces, designs, and configurations required by ThinKom to design the Product in accordance with the requirements of this Agreement.

3.	Pricing and Payment.

a.	Non-Recurring Engineering (“NRE”) Fees. Gogo agrees to pay [***] in NRE Fees under the terms of this Exhibit. NRE fees are payable according to the installment schedule set forth in Section 4 below, and NET [***] after Gogo’s receipt of each corresponding invoice.

b.	Purchase Commitment. Gogo agree to place an order for five (5) black label Product units to be delivered on or before [***].

c.	Shipset Purchase Pricing. ThinKom agrees to sell Product units to Gogo in accordance with the quantities, delivery dates, and pricing set forth in the below table (Table 1).

Confidential and Proprietary	Gogo LLC

TABLE 1 – Shipset Pricing

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d.	Spares Purchase Pricing. ThinKom agrees to sell Product units to Gogo in accordance with the quantities, delivery dates, and pricing set forth in the below table (Table 2).

TABLE 2 – Spares Pricing

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4.	Payment Schedule. Subject to the above Sections 3a. and 3b, and upon execution of the Agreement and this Exhibit A-2 by the Parties:

i.	[***]

If this Agreement is terminated by Gogo pursuant to its rights set forth in Sections 2, or 3, or the Agreement terminates pursuant to Section 17 of the Agreement, Gogo shall have no further obligations to make any further payments of NRE Fees due after such termination, except in the case of termination set forth in Section 3 or Section 17 (if Gogo is in breach or has taken action per 17.1.b), Gogo shall pay ThinKom [***]. Upon termination for any reason, [***].

5.	Exclusivity.

a.	Scope. [***].

b.	[***].

c.	[***]

d.	[***].

[***]

6.	[***]

7.	Additional Obligations.

a.	[***]

8.	Intentionally deleted.

9.	ESAA/PMA Delay. [***].

10.	Right of First Refusal - [***]. For a period of [***] from the Effective Date of this Exhibit A-2, ThinKom agrees to give Gogo a Right of First Refusal (RoFR) to purchase on an exclusive basis, any [***] antenna system that ThinKom may develop for the [***]. In the event ThinKom and Gogo enter into a separate development agreement for a [***] antenna system upon mutually acceptable terms (including an Exclusivity provision similar to the provision set forth in this Exhibit A-2), in such case this RoFR would not be applicable.[***].

11.

Minimum Order Size and Payment Schedule for Additional Orders. Orders will be placed in minimum quantities of [***] Units for delivery over a period of no more than six months from the 1st to the [***] unit and deliveries starting no later than [***] from order placement (or sooner if

Confidential and Proprietary	Gogo LLC

mutually agreed between ThinKom and Gogo). For any purchase order placed by Gogo under this Exhibit A-2, Gogo shall pay ThinKom: [***]. ThinKom agrees that this Agreement does not create any volume purchase obligations for Gogo and that Gogo is not required to purchase any Product units hereunder.

12.	Delivery. After final acceptance by Gogo of the first 25 Shipsets as outlined in Table l, ThinKom agrees to begin delivering product ordered under the terms of this Agreement no longer than [***].

13.	Deposit Materials. Escrow materials shall be those specified in the Escrow Agreement.

14.	ESAA License. [***].

15.	ThinKom Test Demonstration. ThinKom agrees to: (i) deliver to Gogo a test plan for the Product by [***] (the “Test Plan”), and (ii) successfully test the Product at ThinKom’s facility in accordance with a Test Plan Accepted by Gogo. The Test Plan must include a detailed description of

•	test cases,

•	test procedures, and

•	acceptance criteria for a successful test.

Each test case must include a demonstration of the following:

•	Antenna pattern

•	Pointing accuracy

Upon Gogo’s Acceptance of a Test Plan, ThinKom shall successfully test the Product as soon as possible, but by no later than by [***](the “Test Deadline”), unless failure to meet the Test Deadline is caused by Gogo or the need to obtain a necessary experimental license. In the event that ThinKom fails to successfully test the Product in accordance with the Accepted Test Plan by the Test Deadline, and is not able to provide a recovery plan to successfully complete the testing within a reasonable amount of time, Gogo shall have the right to terminate the Agreement and request a refund of all amounts previously paid to ThinKom.

16.	Additional Terms.

a.	Right to Complete. Subject to the escrow agreement between the Parties, the terms of which shall supersede the terms of this Section in the event of a conflict, should any of the Shipsets delivered to Gogo not operate in accordance with the Specifications, or if ThinKom otherwise materially defaults in its performance under any purchase order, other than a default resulting or arising from Gogo’s actions or inaction, then, subject to ThinKom’s warranty obligations, and upon Gogo’s instruction, ThinKom shall release or notify the applicable escrow agent to release the Deposit Materials to Gogo to allow Gogo to complete any ordered Shipsets pursuant to a purchase order issued prior to the date of default. Gogo shall be entitled to make modifications to ThinKom’s Deposit Materials for completion of any Shipsets. For any Deposit Materials released to Gogo via escrow, Gogo agrees to hold such Deposit Materials as Confidential Information in accordance with the terms and conditions set forth in the Confidentiality Agreement. In the event of the foregoing, Gogo shall be responsible to ThinKom for the actual costs incurred by ThinKom associated with each Shipset through the date on which Gogo exercises its right to complete such Shipset under this Section, which amount will be payable to ThinKom upon the delivery of each such Shipset, or partial Shipset, to Gogo. In the event Gogo exercises its rights under this Section, ThinKom shall return any amounts pre-paid by Gogo to ThinKom in excess of the actual costs incurred by ThinKom.

Confidential and Proprietary	Gogo LLC

b.	Use of Third Party Technology. In cases where ThinKom licenses third party technology which is incorporated into the Shipsets, ThinKom shall enable Gogo and its customers to use such rights subject to Gogo or its customer agreeing to pay the same royalty fee or license to any third parties for use of their intellectual property integrated into the Shipsets that ThinKom was paying to such third party. Gogo shall pay the third party such applicable royalty/fee under terms and conditions that are at least as good as ThinKom’s. ThinKom shall use its best efforts to identify any use of Third Party Technology in the Product Shipset and communicate the presence of any such Third Party Technology to Gogo on or before the PDR date defined in Schedule 2 (“Milestones”) of this Exhibit. As detailed in Paragraph 16e, ThinKom believes the modem used in the MODMAN includes third party software and ThinKom does not warrant the function of this software.

c.	Radome & Associated Equipment. ThinKom agrees to provide prompt support, via provision of information and/or support personnel with the appropriate expertise, to Gogo as required for the development of a suitable radome and associated equipment (the “Radome”) for the Product. ThinKom agrees to provide, at no additional cost, a commercially reasonable level of support as mutually agreed to by the parties upon acceptance of the Product by Gogo. Should the support requirements exceed such levels, ThinKom will provide such additional support on an hourly basis of [***].

Gogo agrees to work in good faith once the Radome is fully developed to sell or license the Radome to ThinKom at a reasonable and mutually agreeable price in support of any military application opportunities which Gogo is not pursuing directly. Gogo shall make no warranty regarding the suitability of the Radome design for any purpose.

d.	[***] Associated Equipment. ThinKom agrees to provide prompt support, via provision of information and/or support personnel with the appropriate expertise, to Gogo as required for the qualification of a suitable [***], and associated equipment for the Product. Subsequent to selection of a [***] deemed suitable by both parties ThinKom agrees to integrate the [***] with the Product at ThinKom facilities, and certify that it is suitable for use with the Product.

ThinKom agrees to provide this support, at a commercially reasonable level as mutually agreed to by the parties, at no additional cost to Gogo. Should the support requirements exceed such levels, ThinKom will provide such additional support on an hourly basis of [***].

e.	Modem Terms. The parties agree to and acknowledge that the terms of the Reseller Agreement between ThinKom and [***] will apply to the modem related aspects of this Agreement, Shipset and optional Slave Modem, including, but not limited to the following terms:

i.	[***].

ii.	Modem manufacturer, [***], may declare the current modem model ‘obsolete’ upon 90 days notice. Should this happen the parties agree to negotiate in good faith compensation for ThinKom’s costs to incorporate a new modem into the Shipset and/or a ‘buy ahead’ program in which a given number of modems will be purchased in advance of the announced obsolescence.

iii.	Modem manufacturer, [***], may increase the cost of the current modem from time to time. The Parties agree that should [***] increase the cost of the modem, the cost of the Shipset and Slave Modem will be increased, dollar for dollar, to adjust for the increased cost of the modem.

iv.	Modem Manufacturer, [***], does not warranty the function of any third party software used on its modem, and therefore ThinKom does not give a warranty for this third party software to Gogo.

Confidential and Proprietary	Gogo LLC

f.	End of Life. ThinKom shall be aware of and proactively monitor all items and material used in the manufacture of Product Units for impending obsolescence issues. ThinKom will provide immediate formal notification to Gogo as soon as a pending obsolescence issue or event is known to ThinKom, describing the obsolete item, reason for obsolescence, estimated date the item will no longer be available, and any proposed alternatives. Timely notification is imperative to allow sufficient time to identify alternates for the affected parts, and perform any necessary certifications, which may involve OEMs and airline regulatory agencies. ThinKom will use diligent efforts to minimize cost and operational impact, including the effects of interchangeability to Gogo and its customers. Gogo may desire to place additional orders for items purchased hereunder. ThinKom shall provide Gogo with a “Last Time Buy Notice” at least twelve (12) months prior to any action to discontinue any LRU purchased under the Agreement.

Confidential and Proprietary	Gogo LLC

IN WITNESS WHEREOF, the parties have executed this Exhibit A-2 to the Product Development and Manufacturing Agreement, as amended, as set forth above in the preamble.

ThinKom Solutions, Inc.		Gogo LLC

By:	/s/ Mark J. Silk	By:	/s/ Anand Chari

Mark J. Silk President June 26, 2014		Anand Chari Executive Vice President June 26, 2014

Confidential and Proprietary	Gogo LLC

Schedule 1 – PDMA Exhibit A-2 – Specifications:

GoGo “2Ku” Specification List

[***]

Confidential and Proprietary	Gogo LLC

Schedule 2 - Milestones

TABLE 3 - Milestones

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Confidential and Proprietary	Gogo LLC